Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item

(601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the

Registrant treats as private or confidential.

AMENDMENT 1 to Supply Agreement

THIS AMENDMENT 1 (“Amendment”) to the Supply Agreement dated August 15, 2020 (the “Agreement”), as supplemented with the Side Letter to Supply Agreement dated August 15, 2020 (the “Side Letter”) between West Pharmaceutical Services, Inc. (“West”) and scPharmaceuticals Inc. (“Customer”) is effective as of August 16, 2025 (“Amendment Effective Date”).

RECITALS

West and Customer entered into the Agreement to which, among other things, West is to supply Customer Products, defined in the Agreement as on-body drug delivery systems based on West SmartDose technology, cartridge, and piston.

West sent a Non-Renewal of Supply Agreement and Exclusivity Agreement to Customer on October 19, 2024, thereby terminating the Agreement on August 15, 2025.

West and Customer desire and are willing to amend the Agreement and Side Letter to revise particular responsibilities and obligations herein; in particular to extend the Agreement and Side Letter to terminate on December 31, 2027.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, and provisions contained or referenced herein, West and Customer have reviewed and accepted all references material and any appendices, exhibits, or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.	DEFINITIONS

1.1.

Capitalized Terms. Each capitalized term not defined herein shall have the meaning ascribed to it in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.	AMENDMENTS TO AGREEMENT

2.1.	Section 3 Term. Section 3 is hereby deleted in its entirety and replaced with the following:

“Term. This Agreement shall become effective as of the Effective Date, and unless sooner terminated in accordance with the terms herein, this Agreement and related Side Letter dated August 15, 2020 shall remain in effect through will commence on the Effective Date and, unless terminated earlier as provided herein, will continue in effect until December 31, 2027 and does not automatically extend or automatically renew. Six months prior to the expiration of the Term the parties agree to negotiate in good faith new mutually acceptable terms for extension or renewal of the Agreement.”

2.2.	Section 15.a Indemnification. Section 15.a of the Agreement is hereby amended by deleting it in its entirety and replacing it with follows:

[***]

2.3.	Section 18. Price and Price Adjustments. is deleted in its entirety and replaced with the following:

[***]

2.4.	Section 24. Default and Termination. New section 24.c is added in its entirety with the following:

“Upon termination of this Agreement by either party, Customer shall be responsible for payment to West for costs incurred by West through the date of termination, including raw material costs incurred by West for Products for Customer per this Agreement; and any and all accepted Purchase Orders by Customer to West per this Agreement.”

2.4	Exhibit A. Pricing Exhibit. Exhibit A of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

EXHIBIT A

PRICING EXHIBIT

1.	Product: On-body drug delivery system based on West SmartDose technology, cartridge and piston.

Part Number	Description
19559012	SMARTDOSE GEN II DEVICE
19558583	DS PISTON 10ML FR2 D21-7HW RUV 190
19550709	CARTRIDGE TUB ASSEMBLY 10ML 30 HOLE RU

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.5	Exhibit B. Commercial Capacity[***]. Section 1.a. Capital Investment is hereby deleted in its entirety.

3. Miscellaneous. The Agreement is amended only to the extent necessary to give full effect to this Amendment; the Agreement shall, subject to the foregoing, remain in full force and effect. Terms not otherwise defined herein shall have the same meaning as defined in the Agreement. If there is any inconsistency between the terms of the Agreement and this Amendment, the terms of the latter shall prevail. This Amendment may be executed in any number of counterparts, each of which shall be an original but together shall constitute a single Amendment.

IN WITNESS WHEREOF, and intending to be legally bound, the parties have caused their duly authorized officers to execute this Amendment effective as of the date set forth below.

scPharmaceuticals Inc.	West Pharmaceutical Services, Inc.

/s/ John Tucker	/s/ Aileen Kinsella
Name: John Tucker	Name: Aileen Kinsella
Title: CEO	Title: Head of Commercial, Proprietary

Date: August 20, 2025	Date: August 20, 2025